LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Supplement dated August 31, 2016 to the Prospectus and Statement of Additional Information (“SAI”) of the Loomis Sayles Intermediate Duration Bond Fund (the “Fund”), each dated February 1, 2016, as may be revised or supplemented from time to time.

Effective immediately, shares of the Fund can no longer be purchased, exchanged or redeemed through the prospectus or SAI referenced above.